Execution Version
THIRD AMENDMENT
TO
NOTE PURCHASE AGREEMENT

This Third Amendment to the Note Purchase Agreement (defined below) (this “Amendment”), dated as of May 8, 2024 (the “Third Amendment Effective Date”), is entered into by and among OPTINOSE US, INC., a Delaware corporation (the “Issuer”), OPTINOSE, INC., a Delaware corporation (the “Parent”), the Purchasers (as defined in the Note Purchase Agreement) party to the Note Purchase Agreement as of the Third Amendment Effective Date, and BIOPHARMA CREDIT PLC, a public limited company incorporated under the laws of England and Wales, as Collateral Agent.
RECITALS
WHEREAS, the Issuer, the Parent, the Purchasers from time to time party thereto and the other parties from time to time party thereto are parties to that certain Amended and Restated Note Purchase Agreement dated as of November 21, 2022, as amended by that certain First Amendment and Waiver to the Note Purchase Agreement dated as of March 4, 2024, and as further amended by that certain Second Amendment to Note Purchase Agreement dated as of March 8, 2024 (collectively, the “Note Purchase Agreement”);
WHEREAS, concurrently with the execution of this Amendment, Parent is entering into agreements for the issuance and sale of equity securities expected to result in proceeds to Parent of no less than $35,000,000 in the aggregate (the “2024 Equity Issuance”); and
WHEREAS, in accordance with Section 12.01 of the Note Purchase Agreement, the Collateral Agent and each of the Purchasers desire to amend the Note Purchase Agreement on the terms and conditions set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained and intending to be legally bound by this Amendment, each of the undersigned hereby agrees and declares as follows:
SECTION 1.    Definitions; Interpretation. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Note Purchase Agreement. The rules of interpretation set forth in Section 1.02 of the Note Purchase Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2.    Amendments to Note Purchase Agreement. Subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 4 below and the other terms and conditions hereof, as of the Third Amendment Effective Date:
(a)the Note Purchase Agreement is hereby amended by deleting in its entirety Section 7.01(a) of the Note Purchase Agreement and replacing it with the following:

“(a)    as soon as available, and in any event within ninety (90) days after the end of each fiscal year of Parent (or, if earlier, when required to be filed with the SEC), a consolidated balance sheet of Parent and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, in each case certified by a Responsible Officer of Parent, all in reasonable detail and prepared in accordance with GAAP, with such consolidated financial statements to be audited and accompanied by (i) a report and opinion of Ernst & Young LLP or another independent certified public accounting firm of recognized national standing reasonably acceptable to the Required Purchasers, prepared in accordance with GAAP, which report and opinion (x) commencing with the report and opinion to be delivered with the consolidated financial statements for the fiscal year ended December 31, 2025, shall not be subject to any qualification or statement as to “going concern” or scope of audit other than directly as a result of a Default or Event of Default (or prospective Default or Event of Default) caused solely by a failure to comply with this clause (x), and (y) shall state that such financial statements fairly present, in all material respects, the consolidated financial condition, results of operations and cash flows of Parent and its Subsidiaries as of the dates and for the periods specified in accordance with GAAP, and (ii) if and only if Parent is required to comply with the internal control provisions pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 requiring an attestation report of such independent certified public accounting firm, an attestation report of such independent certified public accounting firm as to Parent’s internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 attesting to management’s assessment that such internal controls meet the requirements of the Sarbanes-Oxley Act of 2002; and”
(b)the Note Purchase Agreement is hereby amended by deleting in its entirety Section 7.01(a) of the Note Purchase Agreement and replacing it with the following:
“(b)    as soon as available, and in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of Parent (or, if earlier, when required to be filed with the SEC), a consolidated balance sheet of Parent and its Subsidiaries as of the end of such fiscal quarter, and the related consolidated statements of income, changes in shareholders’ equity and cash flows for such fiscal quarter and (in respect of the second and third fiscal quarters of such fiscal year) for the then-elapsed portion of Parent’s fiscal year, all prepared in accordance with GAAP, subject to normal year-end audit adjustments and the absence of disclosures normally made in footnotes; provided, that such consolidated financial statements shall, commencing with the consolidated financial statements required to be delivered for the fiscal quarter ended March 31, 2026, not be subject to any qualification or statement as to “going concern” other than directly as a result of a Default or Event of Default (or prospective Default or Event of Default) caused solely by a failure to comply with this proviso. Such consolidated financial statements shall be certified by a Responsible Officer of Parent as, to his or her knowledge, fairly presenting, in all material respects, the consolidated financial condition, results of operations and cash flows of Parent and its Subsidiaries as of the dates and for the periods specified in accordance with GAAP consistently applied, and on a basis consistent with the audited consolidated financial statements referred to under Section 7.01(a), subject only to normal year-end audit adjustments and the absence of footnotes.”

(c)the Note Purchase Agreement is hereby amended by deleting in its entirety Section 8.16(b) of the Note Purchase Agreement and replacing it with the following:
“(b)    Minimum Consolidated Liquidity. At any and all times from and after the Closing Date, after giving effect to the transactions contemplated hereunder and the other Note Documents, permit Parent and its Subsidiaries that are Note Parties to have Consolidated Liquidity, tested as of the end of each Business Day, of less than: (i) during the period from the Effective Date through the date of the first quarterly payment of principal pursuant to Section 2.08(a) hereof, $30,000,000; and (ii) thereafter, $20,000,000. For the avoidance of doubt, no Note Party shall be required to maintain a restricted account for purposes of complying with this Section 8.16(b).”
SECTION 3.    Agreements.
(a)Amendment to Warrants. The Note Parties shall deliver or cause to be delivered to the Purchasers no later than five (5) days after the closing of the 2024 Equity Issuance, amended and restated Warrants which (i) amend Section 2(b) of the Warrants to replace the reference to “$1.60” with a reference to “$1.00,” (ii) amend the preamble of the Warrants to replace the reference to “November 18, 2024” with a reference to “November 18, 2026,” and (iii) restate each other substantive provision of the Warrant unchanged.
(b)Amendment and Waiver Fees.
(i)Without limitation to Sections 5(b) and (c) below, and notwithstanding anything in the Note Purchase Agreement to the contrary, each Note Party hereby ratifies, confirms, reaffirms, agrees and acknowledges the following:
a.the Amendment Fee, as such term is defined in that certain First Amendment to Note Purchase Agreement dated as of March 2, 2021, equals $1,300,000 and has accrued in full as of such date;
b.the Third Amendment Fee, as such term is defined in that certain Third Amendment to Note Purchase Agreement dated as of August 10, 2022, equals $780,000 and has accrued in full as of such date;
c.the Waiver Fee, as such term is defined in that certain Waiver to Note Purchase Agreement dated as of November 9, 2022, equals $1,300,000 and has accrued in full as of such date; and
d.the Amendment Fee, as such term is defined in the Note Purchase Agreement equals $3,900,000 and has accrued in full as of November 21, 2022, provided, however, that if the Notes are prepaid in full on or prior to November 21, 2024, the Amendment Fee equals $2,600,000; provided, further, that the $1,300,000 waiver fee set forth in sub-clause (c) above shall be credited against the amendment fee provided in this sub-clause (d).

(ii)The parties hereto agree that the amendment and waiver fees described in sub-clauses (i)(a), (i)(b), (i)(c) and the proviso to sub-clause (i)(d) above equal $4,680,000 and shall be payable to the Purchasers in the form of 4,680,000 shares of the Parent’s Common Stock duly issued shares of the Parent’s Common Stock (the “BioPharma Shares”), which such BioPharma Shares shall be delivered to the Purchasers concurrent with the closing of the 2024 Equity Issuance.
(iii)The parties hereto further agree that, if the Notes are not prepaid in full on or before November 21, 2024, the Issuer shall pay to each Purchaser, in Dollars, its ratable portion of the accrued $1,300,000 amendment fee described in sub-clause (i)(d) above, which (for the avoidance of doubt) is not included under sub-clause (ii) above, shall be due and payable on the earliest to occur of (x) the date on which the maturity of the Notes is accelerated pursuant to Section 9.02(b) of the Note Purchase Agreement, (y) the date of any prepayment of the Notes pursuant to Section 2.07 or Section 9.02 of the Note Purchase Agreement (including, for the avoidance of doubt, upon the occurrence of a Change of Control) and (z) the Maturity Date, and shall be nonrefundable for any reason and in addition to, and not creditable against, any other fee, cost or expense payable under the Note Documents.
(c)The Note Parties acknowledge and agree that failure to perform or observe or comply with the terms, covenants and agreements contained in this Section 3 shall constitute an Event of Default under Section 9.01(b)(i) of the Note Purchase Agreement.
SECTION 4.    Conditions Precedent. This Amendment shall become effective on the Third Amendment Effective Date whereupon this Amendment shall become effective as to the Purchasers and all Note Parties in accordance with Section 12.01 of the Note Purchase Agreement; provided, however, that the amendments set forth in Section 2 above and the agreements set forth in Section 3 above shall in each case become effective only after all of the following conditions precedent have been satisfied:
(a)the Collateral Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) each Note Party, (ii) the Collateral Agent, and (iii) the Purchasers;
(b)the representations and warranties set forth in Section 5 of this Amendment shall be true and correct on and as of the Third Amendment Effective Date; and
(c)the 2024 Equity Issuance shall have been completed resulting in net proceeds to Parent of no less than $35,000,000 in the aggregate, in addition to and exclusive of any issuance of BioPharma Shares pursuant to Section 3(b) above.
SECTION 5.    Representations and Warranties; Ratifications; No Novation.

(a)Each Note Party, jointly and severally with each other Note Party, hereby represents and warrants to each Purchaser and the Collateral Agent as follows:
(i)    Such Note Party has all requisite power and authority to enter into this Amendment and to perform its obligations hereunder.
(ii)    This Amendment has been duly executed and delivered by such Note Party and is the legally valid and binding obligation of such Note Party, enforceable against such Note Party in accordance with its terms, subject to applicable Debtor Relief Laws or other Laws affecting creditors’ rights generally and subject to general principles of equity.
(iii)    The execution and delivery by such Note Party of, and the performance by such Note Party of its obligations under, this Amendment have been duly authorized and do not and will not: (A) contravene the terms of any of such Note Party’s Organization Documents; (B) violate in any material respect any Law or regulation; (C) conflict with in any material respect, or result in any material breach or contravention of, or require any material payment to be made under, any material order, judgment, injunction, writ, decree, determination or award of any Governmental Authority or any arbitral award to which such Note Party is a party or affecting such Note Party or any of its properties or assets; (D) require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, other than those that have been obtained before the Third Amendment Effective Date and are in full force and effect; or (E) conflict with in any material respect or result in any material breach or contravention of, or the creation of any Lien under, or require any payment to be made under, any material Contractual Obligation to which such Note Party is a party or affecting such Note Party or the properties of such Note Party or any of its Subsidiaries.
(iv)    As of the Third Amendment Effective Date, no Default exists, or would result from the execution and delivery by such Note Party of, and the performance by such Note Party of any of its obligations under, this Amendment.
(b)All of the terms and conditions of the Note Purchase Agreement and the other Note Documents remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended, waived, or modified, except as specifically set forth herein. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein shall continue to secure the payment of all Obligations of the Note Parties, as amended by this Amendment. Without limiting the generality of the releases contained herein (including, without limitation, Section 11 hereof), the parties hereto hereby expressly acknowledge, ratify and reaffirm all of the exculpatory provisions in favor of the Collateral Agent contained in the Note Purchase Agreement and any other Note Document, including, without limitation, Article XI of the Note Purchase Agreement.
(c)Each Note Party hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Note Documents to which it is a party and agrees that the Note Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Note Party acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.
(d)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Purchaser or the Collateral Agent under any of the Note Documents, nor constitute a waiver of any provision of any of the Note Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Note Document.
SECTION 6.    References to and Effect on Note Purchase Agreement. Except as specifically set forth herein, this Amendment shall not modify or in any way affect any of the provisions of the Note Purchase Agreement, which shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the Third Amendment Effective Date all references in the Note Purchase Agreement to “this Agreement,” “hereto,” “hereof,” “hereunder,” or words of like import shall mean the Note Purchase Agreement as amended by this Amendment. The parties hereto hereby acknowledge and agree that this Amendment constitutes a Note Document.
SECTION 7.    Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 8.    Governing Law; Jurisdiction, Etc. Section 12.14 of the Note Purchase Agreement is hereby incorporated by reference, mutatis mutandis.
SECTION 9.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10.    Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 11.    General Release. IN CONSIDERATION OF, AMONG OTHER THINGS, THE COLLATERAL AGENT’S AND PURCHASERS’ EXECUTION AND

DELIVERY OF (OR CONSENT TO DELIVERY AND EXECUTION OF) THIS AMENDMENT, EACH OF THE RELEASORS HEREBY FOREVER AGREES AND COVENANTS NOT TO SUE OR PROSECUTE AGAINST ANY RELEASEE AND HEREBY FOREVER WAIVES, RELEASES AND DISCHARGES, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH RELEASEE FROM ANY AND ALL CLAIMS THAT SUCH RELEASOR NOW HAS OR HEREAFTER MAY HAVE, OF WHATEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER ARISING AT LAW OR IN EQUITY, AGAINST THE RELEASEES, BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN, EXISTING ON OR BEFORE THE SECOND AMENDMENT EFFECTIVE DATE, THAT RELATE TO, ARISE OUT OF OR OTHERWISE ARE IN CONNECTION WITH: (I) ANY OR ALL OF THE NOTE DOCUMENTS OR TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACTIONS OR OMISSIONS IN CONNECTION THEREWITH OR (II) ANY ASPECT OF THE DEALINGS OR RELATIONSHIPS BETWEEN OR AMONG THE NOTE PARTIES, ON THE ONE HAND, AND ANY OR ALL OF THE PURCHASERS AND THE COLLATERAL AGENT, ON THE OTHER HAND, RELATING TO ANY OR ALL OF THE DOCUMENTS, TRANSACTIONS, ACTIONS OR OMISSIONS REFERENCED IN CLAUSE (I) ABOVE. WITHOUT LIMITING THE EFFECT OF THE FOREGOING, THE RECEIPT BY ANY NOTE PARTY OF ANY PROCEEDS OR OTHER BENEFITS OF ANY NOTE OR OTHER FINANCIAL INSTRUMENT HELD BY ANY PURCHASER AFTER THE SECOND AMENDMENT EFFECTIVE DATE SHALL CONSTITUTE A RATIFICATION, ADOPTION, AND CONFIRMATION BY SUCH PARTY OF THE FOREGOING GENERAL RELEASE OF ALL CLAIMS AGAINST THE RELEASEES WHICH ARE BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN OR UNKNOWN, EXISTING ON OR PRIOR TO THE DATE OF ISSUANCE OF ANY SUCH NOTES OR OTHER FINANCIAL INSTRUMENT. IN ENTERING INTO THIS AMENDMENT, EACH NOTE PARTY CONSULTED WITH, AND HAS BEEN REPRESENTED BY, LEGAL COUNSEL AND EXPRESSLY DISCLAIMS ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASEES AND HEREBY AGREES AND ACKNOWLEDGES THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASES SET FORTH ABOVE DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY HEREOF. THE PROVISIONS OF THIS SECTION 11 SHALL SURVIVE THE TERMINATION OF THIS AMENDMENT, ANY OTHER NOTE DOCUMENT, AND PAYMENT IN FULL OF THE OBLIGATIONS UNDER THE NOTE DOCUMENTS.

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

ISSUER:    OPTINOSE US, INC.,
a Delaware corporation

By: /s/ Ramy Mahmoud
Name: Ramy Mahmoud
Title: CEO

PARENT:     OPTINOSE, INC.,
a Delaware corporation

By: /s/ Ramy Mahmoud
Name: Ramy Mahmoud
Title: CEO

Signature Page to Third Amendment to Note Purchase Agreement

PURCHASERS:    BPCR LIMITED PARTNERSHIP,
a limited partnership established under the laws of England and Wales
By: Pharmakon Advisors, LP,
its Investment Manager
By: Pharmakon Management I, LLC,
its General Partner

By: /s/ Pedro Gonzalez de Cosio
Name: Pedro Gonzalez de Cosio
Title: Managing Member

BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP,
a Cayman Islands exempted limited partnership
By:    BioPharma Credit Investments V GP LLC,
its General Partner

By: Pharmakon Advisors, LP,
its Investment Manager

By: /s/ Pedro Gonzalez de Cosio
Name: Pedro Gonzalez de Cosio
Title: CEO and Managing Member

Signature Page to Third Amendment to Note Purchase Agreement

Acknowledged by:

COLLATERAL AGENT:    BIOPHARMA CREDIT PLC,
a public limited company incorporated under the laws of England and Wales
By: Pharmakon Advisors, LP,
its Investment Manager
By: Pharmakon Management I, LLC,
its General Partner

By: /s/ Pedro Gonzalez de Cosio
Name: Pedro Gonzalez de Cosio
Title: Managing Member

Signature Page to Third Amendment to Note Purchase Agreement